Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Blast Energy Services, Inc.
Houston, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated March 22, 2006 relating to the financial statements as of December 31, 2005 and the two years then ended, included herein.

/s/Malone & Bailey, PC
________________________________________
Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas
April 11, 2006